UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

CHARGE ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously announced, on June 30, 2022, Charge Enterprises, Inc. (sometimes referred to herein as “we,” “us,” “our” or similar terms) entered into and closed an Exchange Agreement (the “Exchange Agreement”) with funds affiliated with Arena Investors LP (the “Arena Investors”) pursuant to which we issued 1,177,023 shares of our newly-designated Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”). The Series D Preferred Stock was issued in exchange for the Arena Investors’ $3,000,000 principal amount convertible notes issued on May 8, 2020, $3,888,889 principal amount convertible notes issued on November 3, 2020, and $5,610,000 principal amount convertible notes issued on May 19, 2021. In connection with the Exchange Agreement, we also entered into an Amendment, Consent and Waiver dated June 30, 2022 (the “Amendment, Consent and Waiver”) with the Arena Investors, whereby we agreed, among other things, to allow each holder of the warrants previously issued to Arena (the “Arena Warrants”) the option to require us to issue to such holder, upon exercise, in lieu of issuing common stock, par value $0.0001 per share (“Common Stock”), such number of shares of a to-be-issued class of our preferred stock, which shall be convertible into the same number of shares of Common Stock as would have been issued upon exercise of such Arena Warrants. The preferred stock will be of like tenor as our Series D Preferred Stock, except such newly issued preferred stock shall not pay any dividends (the “New Preferred Stock”).

On March 14, 2023, the Arena Investors delivered us a notice of exercise pursuant to which they elected to exercise the warrants issued in May 2020 (the “May 2020 Warrants”) into (i) 4,400,000 shares of Common Stock  and (ii) 3,200,000 shares of a to-be-created preferred stock which shall be designated as Series E preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

A Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), designating 3,200,000 shares of to-be-issued Preferred Stock was filed with the Secretary of State of the State of Delaware on March 27, 2023. The following is a summary of the material terms of the Certificate of Designation and the Preferred Stock:

Liquidation Preference

In the event of any liquidation, dissolution or winding up of our affairs, holders of the Preferred Stock will be entitled to receive a liquidation distribution (the “Liquidation Preference”), per share equal to $0.50 per share (the “Stated Value”). The Liquidation Preference is senior in liquidation rights to the holders of our Common Stock.

Voting

Except as otherwise provided in our Certificate of Incorporation, the Certificate of Designation or as otherwise required by law, holders of the Preferred Stock shall have no voting rights, however, we shall not, without the affirmative vote of the holders of 66 2/3% of the then outstanding shares of Preferred Stock:

•	alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation,
•	amend our Certificate of Incorporation or other charter documents in any manner that materially adversely affects any rights of any holder of Preferred Stock,
•	increase the number of authorized shares of Preferred Stock, or
•	enter into any agreement with respect to any of the foregoing.

Conversion

Each share of Preferred Stock is convertible, at any time, at the option of the holder, into such number of shares of our Common Stock equal to the Stated Value divided by the conversion price of $0.50 per share, subject to adjustment as provided in the Certificate of Designation.

Each holder is prohibited from converting the Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of our Common Stock then issued and outstanding, (the “Beneficial Ownership Limitation”). Any holder may reset the Beneficial Ownership Limitation to a higher or lower number, but never in excess of 19.99%, upon providing written notice to us. Such notice will be effective 61 days after delivery to us.

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On March 27, 2023, we entered into an amended and restated registration rights Agreement with the Arena Investors in connection with the issuance of Preferred Stock (the “Amended Registration Rights Agreement”). The Amended Registration Rights Agreement amends that certain registration rights agreement entered into with the Arena Investors on June 30, 2022. The Amended Registration Rights Agreement granted the holders of Preferred Stock up to two demand registration rights requiring us to file no later than 90 days after demand a resale Securities Act registration statement for the offer and resale of the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”). If we fail to have it filed by such date, or if we fail to maintain the effectiveness of the registration statement until all of such Conversion Shares have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act (as defined below), without any volume or manner of sale restrictions, then we will be obligated to pay liquidated damages to the holders of such securities of $75,000, in addition to any other rights such holders may have, upon the occurrence of any such event and on each monthly anniversary thereafter until the event is cured. The Amended Registration Rights Agreement also contains mutual indemnifications by us and the holders of registrable securities thereunder, which we believe are customary for transactions of this type.

The Preferred Stock and the Conversion Shares were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Arena Investors are each an accredited investor. Neither this Current Report on Form 8-K, nor any Exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The following descriptions of the the Certificate of Designation, the Amended Registration Rights Agreement and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Certificate of Designation and the Amended Registration Rights Agreement, copies of which are filed as Exhibits to this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.03.

Notice Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or our future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although we believe that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include our business plans and strategies, our future business development, market acceptance of electric vehicles, our ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in our filings with the SEC. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements.

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The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC which are available on the SEC’s website at www.sec.gov. We disclaim any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Preferred Stock filed on March 27, 2023
10.1	Amended and Restated Registration Rights Agreement, dated March 27, 2023 by and between the Company and the Arena Investors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller Chief Financial Officer Dated: March 31, 2023

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